Eligible Salary Net Income Incentive EBITDA Debt Service Share Value Yield/Project Compliance Total Percent Incentive Total Incentive Brian Kletscher Yes 264,350.37$ 17% 8.00% 2.00% 3.00% 5.00% 35.00% 92,522.63$ Eligible Salary Net Income Incentive EBITDA Debt Service Share Value Financial Reports Audit/SEC Compliance Total Percent Incentive Total Incentive Lucas Schneider Yes 173,096.41$ 17% 8.00% 2.00% 2.00% 3.00% 32.00% 55,390.85$ 147,913.48$ CEO Executive Bonus CFO Executive Bonus Base Salary Percent 264,350.37$ Base Salary Percent 173,096.41$ Bonus potential 35% Bonus Potential 32% 1. EBITDA 8% 1. EBITDA 8% Budgeted 3% 7,930.51$ Budgeted 3% $5,192.89 plus 10% 3% 7,930.51$ plus 10% 3% $5,192.89 plus 15% 2% 5,287.01$ plus 15% 2% $3,461.93 2. Debt Service Removed for 2021, 2022 & 2023 2. Debt Service removed for 2021, 2022 & 2023 Budget plus 5% Budget plus 5% plus 10% plus 10% plus 15% plus 15% 3. Compliance 5% 3. Compliance 3% MPCA/DNR Permits Water 1% 2,643.50$ SEC Reporting 2% $3,461.93 MPCA Air Permits 1% 2,643.50$ Audit 1% $1,730.96 Federal Rail/State Rail/OSHA 1% 2,643.50$ SEC Reporting 2% 5,287.01$ 4. Operations/Yield 2% 4. Financial Reports 2% 2.98 1% 2,643.50$ Monthly On Time 1% $1,730.96 3.00 1% 2,643.50$ Quarterly 1% $1,730.96 5. Increase Share Value/Distribution 1% 2,643.50$ 3% 5. Increase Share Value/Distribution 1% $1,730.96 3% 1% 2,643.50$ 6% 1% $1,730.96 6% 6. New Technology Reviewed 1% 2,643.50$ 6. Income 6. Income Net Income Portion Profitability Net Income Portion Profitability Net Income {Book} Percent 17% Net Income {Book} Percent 17% $2.0 - $2.5 MM 1% 2,638.08$ $2.0 - $2.5 MM 1% $1,727.41 $2.5 - $3.0 MM 1% 2,638.08$ $2.5 - $3.0 MM 1% $1,727.41 $3.0 - $3.5 MM 1% 2,643.50$ $3.0 - $3.5 MM 1% $1,730.96 $3.5 - $4.0 MM 1% 2,643.50$ $3.5 - $4.0 MM 1% $1,730.96 $4.0- $4.5 MM 1% 2,643.50$ $4.0- $4.5 MM 1% $1,730.96 $4.5 - $5.0 MM 1% 2,643.50$ $4.5 - $5.0 MM 1% $1,730.96 $5.0 - $5.5 MM 1% 2,643.50$ $5.0 - $5.5 MM 1% $1,730.96 $5.5 - $6.0 MM 1% 2,643.50$ $5.5 - $6.0 MM 1% $1,730.96 $6.0 - $6.5 MM 1% 2,643.50$ $6.0 - $6.5 MM 1% $1,730.96 $6.5 - $7.0 MM 1% 2,643.50$ $6.5 - $7.0 MM 1% $1,730.96 $7.0 - $ 7.5 MM 1% 2,643.50$ $7.0 - $ 7.5 MM 1% $1,730.96 $7.5 - $8.0 MM 1% 2,643.50$ $7.5 - $8.0 MM 1% $1,730.96 $8.0 - $8.5 MM 1% 2,643.50$ $8.0 - $8.5 MM 1% $1,730.96 $8.5 - $9.0 MM 1% 2,643.50$ $8.5 - $9.0 MM 1% $1,730.96 $9.0 - $9.5 MM 1% 2,643.50$ $9.0 - $9.5 MM 1% $1,730.96 $9.5 - $10.0 MM 1% 2,643.50$ $9.5 - $10.0 MM 1% $1,730.96 $10.0 - $10.5 MM 1% 2,643.50$ $10.0 - $10.5 MM 1% $1,730.96 92,511.78$ $55,383.74 Highwater Ethanol Incentive Program Fiscal 2023